UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 14, 2011
CABLEVISION SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	No. 1-14764	No. 11-3415180

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
CSC HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	No. 1-9046	No. 27-0726696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1111 Stewart Avenue
Bethpage, New York	11714

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 803-2300
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Extended Term A-4 Facility
     On November 14, 2011, CSC Holdings, LLC (“CSC Holdings”) entered into an Extended Term A Facility Agreement (the “Extended Term A-4 Facility”) pursuant to the terms of the Credit Agreement, dated as of February 24, 2006, as first amended and restated in its entirety as of May 27, 2009 and further amended and restated in its entirety as of April 13, 2010, among CSC Holdings, certain of its subsidiaries, the lenders parties thereto, and Bank of America, N.A., as Administrative Agent, Collateral Agent and L/C Issuer. The Extended Term A Facility Agreement increases the commitments of certain existing term A lenders and includes commitments of certain new term A lenders, with the effect being to create the Extended Term A-4 Facility, providing for $600 million of extended term A loans (“Extended Facility Loans”) with a final maturity date of December 31, 2016. The principal amount of the Extended Term A Facility will be repaid beginning in March 2013 in quarterly installments equal to 1.25% of the original principal amount thereof through December 31, 2013, then 2.50% of the original principal amount thereof through December 31, 2015, then 5.00% of the original principal amount thereof through September 30, 2016, with a final principal repayment installment, in the amount of the outstanding Extended Facility Loans thereunder, due on December 31, 2016. Term A lenders under the Extended Term A Facility are entitled to an extension fee payment of between 1.50% and 2.50% per annum of the outstanding Extended Facility Loans under the Extended Term A-4 Facility, based upon the Cash Flow Ratio applicable from time to time; provided that until June 2012 the extension fee shall remain at 2.00% per annum.
     Proceeds from the Extended Term A-4 Facility were used to repay CSC Holdings’ existing term A-1 loans, which had a final maturity date of February 24, 2012 and an outstanding loan amount of $17.3 million, and CSC Holdings’ existing term B-1 loans, which had a final maturity date of March 29, 2013 and an outstanding loan amount of $321.7 million. Remaining net proceeds from the Extended Term A-4 Facility will be used, along with proceeds from the $1 billion notes offering (described below) and cash on hand, to repurchase CSC Holdings’ 8.50% Senior Notes due 2015, 6.75% Senior Notes due 2012 and 8.50% Senior Notes due 2014 for cash consideration of up to $1.25 billion and for general corporate purposes.
     Capitalized terms used herein and not otherwise defined have the meanings given to them in the Extended Term A Facility Agreement.
     The Extended Term A Facility Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and the description of the Extended Term A Facility Agreement contained herein is qualified in its entirety by reference to the Extended Term A Facility Agreement, which is incorporated into this Item 1.01 by reference. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.
6.75% Senior Notes due 2021
     On November 15, 2011, CSC Holdings issued $1,000,000,000 aggregate principal amount of 6.75% senior notes due November 15, 2021 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933. CSC Holdings intends to use the net proceeds of this offering, along with proceeds from the $600 million Extended Term A-4 Facility and cash on hand, to address its upcoming debt maturities by repurchasing its 8.50% Senior Notes due 2015, 6.75% Senior Notes due 2012 and 8.50% Senior Notes due 2014 for cash consideration of up to $1.25 billion and for general corporate purposes. The Notes were issued pursuant to an indenture, dated as of November 15, 2011 (the “Indenture”), between CSC Holdings and U.S. Bank National Association, as Trustee.
     The Notes bear interest at a rate of 6.75% per annum and mature on November 15, 2021. Interest will be payable semiannually in arrears on May 15 and November 15 of each year, commencing on May 15, 2012. The Notes are CSC Holdings’ senior unsecured obligations and will rank equally in right of payment with all of CSC Holdings’ other existing and future unsecured and unsubordinated indebtedness.

2

     The Notes may be redeemed, in whole or in part, at CSC Holdings’ option at any time or from time to time. The redemption price for the Notes to be redeemed on any redemption date will be equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed; or (ii) as determined by the Quotation Agent (as defined in the Indenture) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined in the Indenture), plus 50 basis points plus accrued and unpaid interest on the Notes to the redemption date.
     The Indenture has been filed as Exhibit 4.1 to this Current Report on Form 8-K and the description of the Indenture contained herein is qualified in its entirety by reference to the Indenture, which is incorporated into this Item 1.01 by reference. Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 9.01 Exhibits.
(d) Exhibits
4.1 Indenture, dated as of November 15, 2011, between CSC Holdings, LLC, as issuer, and U.S. Bank National Association, as Trustee, and Form of Notes.
10.1 Extended Term A Facility Agreement, dated as of November 14, 2011, among CSC Holdings, LLC, the lenders parties thereto, and Bank of America, N.A., as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION (Registrant)
By:	/s/ Victoria Mink
	Name:	Victoria Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: November 16, 2011
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSC HOLDINGS, LLC (Registrant)
By:	/s/ Victoria Mink
	Name:	Victoria Mink
	Title:	Senior Vice President, Controller and Principal Accounting Officer

Dated: November 16, 2011